                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 1999




                         PENNCORP FINANCIAL GROUP, INC.
               (Exact name of Registrant as specified in charter)



                DELAWARE                              1-11422                             13-3543540
      (State or other jurisdiction            (Commission file number)                 (I.R.S. employer
           of incorporation)                                                          identification no.)





                 C/O SOUTHWESTERN FINANCIAL SERVICES CORPORATION
                            717 NORTH HARWOOD STREET
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 954-7111

                                   ----------

ITEM 2.  Disposition.

                  On June 30, 1999, PennCorp Financial Services, Inc. ("PCFS"), a subsidiary of PennCorp Financial Group, Inc. (the "Company"), consummated the sale of all of the outstanding shares of common stock of Kivex, Inc. ("Kivex") to Allegiance Telecom, Inc. ("Allegiance") pursuant to that certain Stock Purchase Agreement dated as of June 11, 1999, as amended (as amended, the "Kivex Purchase Agreement"), between Allegiance and PCFS, for a purchase price of $34.5 million. After the payment of transaction fees and expenses, the settlement of intercompany balances and the payment of certain amounts as required by the Kivex Purchase Agreement, the net proceeds of such sale were approximately $22 million, which was paid to the lenders under the Company's Credit Agreement (as described below) to reduce the amount of indebtedness outstanding thereunder.

ITEM 5.  Other Events.

                  AMENDMENT NO. 9 TO CREDIT AGREEMENT

                  Effective as of June 25, 1999, the Credit Agreement dated as of March 12, 1997, as previously amended (the "Credit Agreement"), among the Company, the lenders signatory thereto, the Managing Agents and the Co-Agents named therein and The Bank of New York, as administrative agent, was further amended ("Amendment No. 9") to permit the sale of Kivex and to provide, among other things, that upon the sale of Kivex to Allegiance, the loans thereunder must be prepaid in the amount of $22 million, with a concomitant reduction in the commitments thereunder.

                  AMENDMENT TO PENNUNION PURCHASE AGREEMENT

                  On July 2, 1999, the Company executed an Amended and Restated Purchase Agreement (the "Amended and Restated PennUnion Purchase Agreement"), by and between the Company, certain direct and indirect subsidiaries of the Company, Universal American Financial Corp. ("Universal") and American Exchange Life Insurance Company, pursuant to which Universal agreed to purchase the Company's Career Sales Division and related assets for $137 million in cash, including $6.5 million to be retained as a dividend from one of the Company's subsidiaries as part of the closing of the transaction. The Career Sales Division is comprised of Pennsylvania Life Insurance Company ("PennLife"), Union Bankers Insurance Company ("Union"), Peninsular Life Insurance Company, PennCorp Life Insurance Company, Constitution Life Insurance Company, Marquette National Life Insurance Company, PennCorp Financial, Inc., and substantially all of the assets of PCFS. The Amended and Restated PennUnion Purchase Agreement (i) eliminated the purchase price adjustment and the indemnification obligations related to the disability income claim reserves of PennLife; (ii) eliminated the closing obligation related to the sale of Union's comprehensive medical block of business; and (iii) converted the transaction therein to an all-cash purchase price.

                  AMENDMENT NO. 10 TO CREDIT AGREEMENT

                  On June 30, 1999, in connection with the execution of the Amended and Restated PennUnion Purchase Agreement, the Credit Agreement was further amended ("Amendment No. 10") to, among other things, permit the transactions contemplated by the Amended and Restated PennUnion Purchase Agreement.

                  The descriptions of Amendment No. 9, Amendment No. 10, and the Amended and Restated PennUnion Purchase Agreement above do not purport to be complete and are qualified in their entirety by reference to Amendment No. 9, Amendment No. 10, and the Amended and Restated PennUnion Purchase Agreement, which are filed as exhibits to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                  10.1     -        First Amendment to Stock Purchase
                                    Agreement dated as of June 30, 1999.

                  10.2     -        Amendment No. 9 dated as of June 25, 1999,
                                    to Credit Agreement, among the lenders
                                    signatory thereto, the Managing Agents and the Co-Agents named therein and The Bank of New York, as administrative agent.

                  10.3     -        Amended and Restated Purchase Agreement
                                    dated as of July 2, 1999, among Universal
                                    American Financial Corp., PennCorp Financial
                                    Group, Inc., Pacific Life and Accident
                                    Insurance Company, Pennsylvania Life
                                    Insurance Company, Southwestern Financial
                                    Corporation, Constitution Life Insurance
                                    Company, and PennCorp Financial Services,
                                    Inc.

                  10.4     -        Amendment No. 10 dated as of June 30, 1999,
                                    to Credit Agreement, among the lenders
                                    signatory thereto, the Managing Agents and the Co-Agents named therein and The Bank of New York, as administrative agent.

                  99.1     -        Press Release.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PENNCORP FINANCIAL GROUP, INC.



Date:  July 13, 1999            By:  /s/ SCOTT D. SILVERMAN
                                         Scott D. Silverman
                                         Executive Vice President and Secretary

                                         INDEX TO EXHIBITS


EXHIBIT
NUMBER                                       DESCRIPTION
-------                                      -----------

 10.1     -       First Amendment to Stock Purchase Agreement dated as of June 30, 1999.

 10.2     -       Amendment No. 9 dated as of June 25, 1999, to Credit Agreement, among the lenders signatory thereto, the Managing Agents and the Co-Agents named therein and The
                  Bank of New York, as administrative agent.

 10.3     -       Amended and Restated Purchase Agreement dated as of July 2, 1999, among Universal
                  American Financial Corp., PennCorp Financial Group, Inc., Pacific Life and
                  Accident Insurance Company, Pennsylvania Life Insurance Company, Southwestern
                  Financial Corporation, Constitution Life Insurance Company, and PennCorp Financial
                  Services, Inc.

 10.4     -       Amendment No. 10 dated as of June 30, 1999, to Credit Agreement, among the lenders signatory thereto, the Managing Agents and the Co-Agents named therein and The
                  Bank of New York, as administrative agent.

 99.1     -       Press Release.